                                                                    EXHIBIT 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE                                             PAGE OF    PAGES

           J                                                       1         3

2. AMENDMENT/MODIFICATION NO.

3. EFFECTIVE DATE

    01-Jun-2005

4. REQUISITION/PURCHASE REQ. NO.

      N00421-JMAR/SAL

5. PROJECT NO.(If applicable)

6. ISSUED BY                                                    CODE  N00421

   NAVAL AIR WARFARE CENTER AD (PAX)
   CODE 25245 BLDG 441
   21583 BUNDY ROAD
   PATUXENT RIVER MD 20670

7. ADMINISTERED BY (If other than item 6)                       CODE  S0701A

   DCM HARTFORD
   130 DARLIN STREET
   EAST HARTFORD CT 06108-3234

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and  Zip Code)

   JMAR/SAL NANOLITHOGRAPHY INC.
   ROBERT SELZER
   21 GREGORY DRIVE
   SOUTH BURLINGTON VT 05403

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD, OF CONTRACT/ORDER NO.
    N00421-02-D-3189

[X] 10B. DATED (SEE ITEM 13)
    27- Mar-2002

CODE  1XPH2                     FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Other

    [ ] is extended.  [ ] is not extended

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods;

    (a) By completing items 8 and 15 , and returning _______ copies of the amendment , (b) By acknowledge receipt of this amendment on each copy of the offer submitted. or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegramor letter provided each telegramor letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS ORDERS IT MODIFIES THE CONTRACT ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43,103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X] D. OTHER (Specify type of modification and authority)
       FAR PAR 43.103(a) mutual agreement of both parties.

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: briscoem056388

The purpose of this modification is to increase the contract ceiling and to extend the period of performance.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

     /s/ ROBERT A. SELZER, SR VP TECHNOLOGY
     --------------------------------------

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     /s/ R. SUE RIFFE
     -----------------------------------------

     TEL                    EMAIL

15B. CONTRACTOR/OFFEROR

/s/ ROBERT A. SELZER
-----------------------------------------
(Signature of person authorized to sign)

15C. DATE SIGNED

     20 JUN 2005

16B. UNITED STATES Of AMERICA

     BY /s/ R. Sue Riffe
        -------------------------------------
        (Signature of Contracting Officer)

16C. DATE SIGNED

     28 JUN 05

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00421-02-D-3189

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

      The total cost of this contract was increased by $7,580,000.00 from $9,999,999.00 to $17,579,999.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

    CLIN0001

      The CLIN extended description has changed from Develop, design, and provide semiconductor chips and related Point X-Ray Lithography Technology, material and services to Develop, design, and provide semiconductor chips and related Point X-Ray Lithography Technology, material and services..

      The unit price amount has increased by $10,745,759.00 from $6,834,240.00 to $17,579,999.00.

      The total cost of this line item has increased by $10,745,759.00 from $6,834,240.00 to $17,579,999.00.

    CLIN 0004

      The estimated/max cost has decreased by $2,931,258.00 from $2,931,258.00 to $0.00.

      The fixed fee has decreased by $234,501.00 from $234,501.00 to $0.00.

      The total cost of this line item has decreased by $3,165,759.00 from $3,165,759.00 to $0.00.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE        QUANTITY        SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A             N/A
31-MAR-2005                          FOB: Destination

To:

DELIVERY DATE        QUANTITY         SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A              N/A
30-JUN-2007                           FOB: Destination

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE        QUANTITY         SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A              N/A
31-MAR-2005                           FOB: Destination

                                                                N00421-02-D-3189

To:

DELIVERY DATE        QUANTITY         SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A              N/A
30-JUN-2005                           FOB: Destination

The following Delivery Schedule item for CLIN 0003 has been changed from:

DELIVERY DATE        QUANTITY         SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A              N/A
31-MAR-2005                           FOB: Destination

To:

DELIVERY DATE        QUANTITY         SHIP TO ADDRESS          UIC
POP 01-APR-2002 TO   N/A              N/A
30-JUN-2007                           FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

The following have been added by full text:

5252.232-9002 INVOICES FOR CLASSIFIED CONTRACTS (JUL 1992) (NAPS)

To prevent disclosure of classified information, invoices submitted under this contract shall be so prepared that the supplies or services covered thereby can be identified only by reference to the contract. For example, the invoices may state "Contract N _ Item 0001, 100 EA @$1.00 = $100.00" The security classification shown on the contract shall not appear on the invoice.

The following have been deleted:

5252.232-9002   Invoices for Classified Contracts (Jul 1992)     JUL 1992

(End of Summary of Changes)